                                                                   Exhibit 10.21

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

            This Amended and Restated Stockholders Agreement ("Agreement") is made and entered into as of the 2nd day of May, 1997 by and among (i) H Power Corp., a Delaware corporation (the "Company"), (ii) the holders of shares of the Company's Common Stock identified on the signature page hereto (collectively, the "Common Stockholders"), (iii) the holder of the Company's Series A Convertible Preferred Stock identified on the signature page hereto (the "A Stockholder"), (iv) the holder of the Company's Series B Convertible Preferred Stock identified on the signature page hereto (the "B Stockholder"), and (v) the holders of the Company's Series C Preferred Stock identified on the signature page hereto. The A Stockholder, B Stockholder and C Stockholders are sometimes hereinafter referred to as the "Preferred Stockholders"; the Common Stockholders and the Preferred Stockholders are sometimes hereinafter referred to collectively as the "Stockholders."

                                    RECITALS:

            WHEREAS, the Common Stockholders are the holders in the aggregate of 3,081,250 shares of common stock, $.001 par value, of the Company (the "Common Stock"); and

            WHEREAS, the A Stockholder is the holder in the aggregate of 200,000 shares of Series A Convertible Preferred Stock, $.001 par value, of the Company (the "Series A Preferred Stock"); and

            WHEREAS, the B Stockholder is the holder in the aggregate of 400,000 shares of Series B Convertible Preferred Stock, $.001 par value, of the Company (the "Series B Preferred Stock"); and

            WHEREAS, the C Stockholders are (a) the holders in the aggregate of 500,000 shares of Series C Convertible Preferred Stock, $.001 par value, of the Company (the "Series C Preferred Stock") and (b) have the right to acquire up to 500,000 shares of Series C Preferred Stock pursuant to the Stock Exchange Agreement dated as of the date hereof between the C Stockholders and the Company; and

            WHEREAS, the Stockholders desire to enter into this Agreement for the purposes hereinafter set forth.

                                   AGREEMENT:

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

      1. Voting of Shares.

      In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Outstanding Shares (as defined in Section 3 below) owned by such Stockholder, or over which such Stockholder has voting control, and otherwise use his or its best efforts, so as to fix the number of directors of the Company at nine and to elect the following candidates to the Board of
Directors:

            (i) One director designated by the A Stockholder;

            (ii) One director designated by the B Stockholder;

            (iii) One director designated by the C Stockholder;

            (iv) Three directors designated by the Common Stockholders;

            (v) The current President of the Company; provided, that if the current President of the Company vacates the office for any reason whatsoever, a replacement director shall be designated by agreement of the Preferred Stockholders and the Common Stockholders, voting as separate classes; and

            (vi) Two additional directors who shall be designated upon the unanimous approval of each of the directors referred in (x) clauses (i), (ii) and (iii) above and (y) a majority of the directors referred in clause (iv) above.

      2. Removal or Vacancy. If any of the directors designated pursuant to
Section 1 hereof is removed or vacates such position for any reason whatsoever, such vacancy shall not be filled by the remaining members of the Board of Directors, but the Stockholders shall consent in writing, or vote or cause to be voted, all Outstanding Shares in favor of the election of a new designee in compliance with Section 1, to replace such former designee as promptly as practicable after the occurrence of such removal or vacancy.

      3. Outstanding Shares. "Outstanding Shares" shall mean and include any and all shares of capital stock of the Company by whatever name called, which carrying voting rights and shall include any shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation by stock splits, stock dividends, recapitalizations and similar events.


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

      4. Meeting. The Board of Directors of the Company shall meet either in person or telephonically at least once every month for a period of 24 months after the date hereof until the initiation of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Exchange Act of 1933 covering the offer and sale of Common Stock for the account of the Company (the "IPO"); thereafter, the Board of Directors, by the affirmative vote or written consent of a majority of the directors, may alter the frequency of the regularly scheduled meetings and may schedule meetings of the Board of Directors at such times, and from time to time, as shall be deemed to be necessary or advisable. The Company will reimburse each director of the Company for all reasonable transportation and out-of-pocket expenses incurred by such director in the attending of no more than four meetings a year of the Board of Directors of the Company or any committees thereof or in carrying out any business of the Company as authorized by the Board of Directors or any executive officer of the Company. The Company acknowledges that, for the director who is the nominee of the B Stockholder, transportation expenses (only Business Class travel) to and from Asia shall be deemed reasonable. The Company shall pay each Director that is not an employee of the Company, a subsidiary of the Company, or the C Stockholders, a fee for his attendance at each meeting of the Board. The fees payable to such Directors shall be determined by the Board. The Board of Directors may conduct certain meetings telephonically but shall meet at least four times per year in person.

      5. Termination.

            (a) This Agreement shall terminate in its entirety with respect to the A Stockholder on the earlier of (i) the conversion of the Series A Preferred Stock into Common Stock, (ii) the first date that the A Stockholder owns fewer than 200,000 shares of Series A Preferred Stock or Common Stock, as adjusted for stock splits and other similar changes (including such number of additional shares of Common Stock, also as so adjusted, as may be issuable in the event that the A Stockholder exercises the Series A Warrant (as defined below) in full), or (iii) the redemption by the Company of all of the Series A Preferred Stock from the A Stockholder. This Agreement shall also terminate as to the A Stockholder upon the IPO, except that after such date the parties hereto shall vote or cause to be voted all Outstanding Shares (as owned by such party or over which it has control) to elect one member to the Company's Board designated by the A Stockholder until March 25, 1999.

            (b) This Agreement shall terminate in its entirety with respect to the B Stockholder on the earlier of (i) the date falling two years from the IPO that does not cause the conversion into Common Stock of a shares of Preferred Stock outstanding, (ii) the redemption or conversion of all outstanding shares of Preferred Stock, or (iii) the first date that the B Stockholder owns fewer than 400,000 shares of Series B Preferred Stock or Common Stock, as adjusted for stock splits and other similar changes (including such number of additional shares of Common Stock, also as so adjusted, as may be issuable in the event that the B Stockholder exercises the Series B Warrant (as defined below) in full).


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            (c) This Agreement shall terminate in its entirety with respect to the C Stockholder on the earlier of (i) the conversion of the Series C Preferred Stock into Common Stock, (ii) the first date that the C Stockholders collectively own fewer than 500,000 shares of Series C Preferred Stock or Common Stock, as adjusted for stock splits and other similar changes (including such number of additional shares of Common Stock, also as so adjusted, as may be issuable in the event that the C Stockholders exercise the Series C Warrant (as defined below) in full), or (iii) the redemption by the Company of all of the Series C Preferred Stock from the C Stockholders. This Agreement shall also terminate as to the C Stockholders upon the IPO.

            (d) In the event that this Agreement shall terminate in its entirety pursuant to the provisions of paragraph (a) above, to the extent that the B Stockholder holds any Outstanding Shares of Series B Preferred Stock, and this Agreement has not also terminated pursuant to the provisions of paragraph (b) above, the B Stockholder shall have the right to designate its nominee to fill the vacancy on the Board of Directors left by the nominee of the A Stockholder. In the event that this Agreement shall terminate in its entirety pursuant to the provisions of paragraph (b) above, and this Agreement has not also terminated pursuant to the provisions of paragraph (a) above, to the extent that the A Stockholder holds any Outstanding Shares of Series A Preferred Stock, the A Stockholder shall have the right to designate its nominee to fill the vacancy on the Board of Directors left by the nominee of the B Stockholder. The "Series A Warrant" refers to the warrant issued by the Company to the A Stockholder pursuant to the Series A Purchase Agreement, the "Series B Warrant" refers to the warrant issued by the Company to the B Stockholder pursuant to the Series B Purchase Agreement and the Series C Warrant refers to the warrant issued by the Company to the Series C Stockholder pursuant to the Series C Subscription Agreement. Upon termination of this Agreement as to the A Stockholder or B Stockholder or C Stockholder or any of them as provided in paragraph (a), (b),
(c) or (d) of this Section 5, the A Stockholder or the B Stockholder or the C Stockholder, as the case may be, shall cause its designee immediately to resign from the Board.

            (e) This Agreement shall terminate in its entirety with respect to the Stockholders upon the written agreement of (i) Common Stockholders holding a majority of the shares of Common Stock represented hereunder and (ii) the holders of 50% of each of the Series A Preferred Stock and Series C Preferred Stock and the holders of 75% of the Series B Preferred Stock, with the Series A Preferred Stock and Series B Preferred Stock and Series C Preferred Stock each voting separately as a single class (with each shares of Preferred Stock voting on an as converted basis).

      6. Covenant of the Company. The Company agrees to use commercially reasonable efforts to cause all future holders of more than 10% of its voting securities to execute and deliver an agreement pursuant to which such holders and their successors and assigns shall consent to and agree to be bound by the provisions of this Agreement.

      7. Transferees. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective transferees, heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, whether so expressed or not.


                                      -4-
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      8. Agreement of Common Stockholders. The Common Stockholders hereby agree not to sell any shares of capital of the Company owned or hereafter acquired by the Common Stockholders (including shares of capital stock owned or hereafter acquired by the Common. Stockholders' spouses, children and other family members) in the IPO unless, (a) the price of securities sold in the TO is at least $15.00 per share, or (b) the closing of the TO is after My 1, 1997.

      9. General.

            (a) Severability. The provisions of this Agreement are severable so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

            (b) Specific Performance. The parties acknowledge and agree that the parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed by the parties in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Agreement and to specifically enforce this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which the parties may be entitled at law or in equity. Each party consents to personal jurisdiction in any such action brought in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

            (c) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

            (d) Complete Agreement; Amendments. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior stockholders or similar agreements among all or some of the parties hereto. No amendment, modification or termination of any provision of this Agreement which affects the rights of all parties hereto shall be valid unless in writing and signed by (i) the Company, (ii) the holders of shares representing 50% of the outstanding Common Stock held by the Common Stockholders, and (iii) the holders of shares representing 50% of each of the Series A Preferred Stock and Series C Preferred Stock and seventy-five percent 75% of the Series B Preferred Stock, each taken as a separate class. Any party may waive or agree to amendments relating to any provision of this Agreement which affects or relates to such party's rights or obligation only without the consent of the other parties.

            (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement binding on all the parties hereto.

            (f) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written. verification of receipt. All communications shall be addressed to the Company or to a Common Stockholder at the address set forth below:

                                  H Power Corp.
                              60 Montgomery Street
                          Belleville, New Jersey 07109

Any notice required or permitted hereunder to an A Stockholder or B Stockholder or C Stockholders shall be given to such Stockholders at such Stockholder address for notice as last for appearing on the Company's records. The addresses for notice may be changed by giving notice to the other parties pursuant to this
Section 9 (f).

            (g) Enforcement. If any portion of this Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

            (h) Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including without limitation, all reasonable attorney fees.

            (i) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

            (j) Amendments to Certificate. Each Stockholder shall vote or cause to be voted all Outstanding Shares owned by such Stockholder, or over which such Stockholder has voting control to amend the applicable provisions of the Restated Certificate of Incorporation of the Company that may be necessary or advisable to implement the terms of this Agreement resulting from the termination of the rights of one or more classes of Stockholders and such class


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corresponding right to designate a nominee for election to the Board of
Directors in accordance with Section 5 of this Agreement.

            IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                             Company:      H Power Corp.


                                           By: /s/ H. Frank Gibbard
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           Address: 60 Montgomery Street
                                                    Belleville, New Jersey 07109


                 Common Stockholders:      REVOCABLE 1992 TRUST FOR
                                           ELISE ENTMAN


                                           By: /s/ Gerald Entman
                                              ----------------------------------
                                               Gerald Entman, Trustee


                                           /s/ H. Scott Entman
                                           -------------------------------------
                                           H. Scott Entman


                                           /s/ Brian k. Entman
                                           -------------------------------------
                                           Brian K. Entman


                                           /s/ Frederick Entman
                                           -------------------------------------
                                           Frederick Entman


                                           /s/ Cynthia Rothstein
                                           -------------------------------------
                                           Cynthia Rothstein


                                           /s/ Allan Rothstein
                                           -------------------------------------
                                           Allan Rothstein


                                           /s/ Steven Rothstein
                                           -------------------------------------


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

                                           Steven Rothstein

                                           /s/ Tammy Rothstein
                                           -------------------------------------
                                           Tammy Rothstein


                                           /s/ Norman Rothstein
                                           -------------------------------------
                                           Norman Rothstein


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

                         A Stockholder:    DUQUESNE ENTERPRISES

                                           By: /s/ Anthony Villioti
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      Address:  One Northshore Center
                                                Suite 100
                                                12 Federal Street
                                                Pittsburgh,  PA  15212


                         B Stockholder:    SINGAPORE TECHNOLOGIES
                                           AUTOMOTIVE LTD.

                                           By: /s/ Fong Saik Hay
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      Address:  5 Portsdown Road
                                                Singapore 139296


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

                         C Stockholder:    SOFINOV SOCIETE FINANCIERE
                                           D'INNOVATION INC.


                                           By: /s/Denis Dionne
                                              ----------------------------------
                                        Title:

                                      Address:

                                           By: /s/ Marcel Paquette
                                              ----------------------------------
                                        Title:

                                      Address:


                                           SOCIETE INNOVATECH
                                           DU GRAND MONTREAL


                                           By: /s/ Bernard Coupal
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      Address:



                                           90424 QUEBEC INC.

                                           By: /s/ Claude Bergeron
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      Address:


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